                                                                    Exhibit 3.12
                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION


                                       I.

         The name of the limited liability company is INTERIM DESTINATION, LLC.

                                       II.

         The name and address of its registered agent in the State of Delaware is: Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, New Castle County.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed by its duly authorized officers and its corporate seal to be affixed hereto this 10th day of December, 1998.

                                            COTT BEVERAGES USA, INC.
                                                     Organizer


                                            By:  /s/ David Langille
                                               ---------------------------------

                                            Attest: /s/ Tina Dell'Aquila
                                                    ----------------------------

                                                              (Seal)

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY

                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
                            INTERIM DESTINATION, LLC

                                       I.

         The name of the limited liability company is INTERIM DESTINATION, LLC (the "Company").

                                       II.


         The following amendment (the "Amendment") to the Certificate of Formation of the Company has been adopted:

         Article I of the Certificate of Formation of the Company is hereby deleted in its entirety and the following substituted in lieu thereof:

         "The name of the limited liability company is `Destination Products International, LLC.'"

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to Certificate of Formation to be executed by its duly authorized officers and its corporate seal to be affixed hereto this 4th day of January, 1998.

                                  COTT BEVERAGES USA, INC.,
                                  Sole Member

                                  By:  /s/ David Langille
                                     -----------------------------------------
                                           David Langille, Vice Pres. & Treas.

                                  Attest:  /s/ Mark Halperin
                                          ------------------------------------
                                           Mark Halperin, Vice Pres. & Sec.

                                                    (Seal)

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
                     DESTINATION PRODUCTS INTERNATIONAL, LLC


I. The name of the limited liability company is DESTINATION PRODUCTS INTERNATIONAL, LLC (the "Company").


II. The following amendment (the "Amendment") to the Certificate of Formation of the Company has been adopted:


                  Article I of the Certificate of Formation of the Company is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "The name of the limited liability company is INTERIM BCB, LLC."


         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to Certificate of Formation to be executed by its duly authorized officers and its corporate seal to be affixed hereto this 20th day of May, 1999.


                                    COTT BEVERAGES USA, INC.,
                                    As sole Member of
                                    Destination Products International, LLC


                                    Per:  /s/  Mark Halperin
                                        ---------------------------------------
                                    Title:     Vice-President and Secretary
                                          -------------------------------------